SUPPLEMENT TO THE PROSPECTUS

                              TEMPLETON STOCK FUND
                          PROSPECTUS DATED MAY 1, 1996
                      (AS SUPPLEMENTED SEPTEMBER 15, 1996)

At a special meeting held on February 10, 1997, the Fund's shareholders approved a new investment management agreement (the "New Agreement") between the Fund and its investment manager, Templeton Investment Counsel, Inc. ("TICI"). The New Agreement provides for an increase in the rate of the investment management fee payable by the Fund to TICI as follows: 0.75% up to $200 million, 0.675% up to $1.3 billion, and 0.60% over $1.3 billion (based on average daily net assets of the Fund).

The New Agreement would be effective on May 1, 1997.

ANY INVESTMENTS IN THE FUND PRIOR TO MAY 1, 1997 WILL BE AFFECTED AFTER MAY 1, 1997 BY THE INCREASED INVESTMENT ADVISORY FEE.








February 11, 1997